UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 11, 2005

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Hartford Plaza, Hartford, Connecticut		06115-1900
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 7.01 of this Current Report on Form 8-K for The Hartford Financial Services Group, Inc. (the "Company") furnishes information in connection with the Company's results of operations for the quarter ended September 30, 2005, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 11, 2005, the Company issued a press release regarding estimated hurricane losses for, and an environmental reserve charge incurred in, the quarter ended September 30, 2005. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

October 11, 2005	By:	Neal S. Wolin

Name: Neal S. Wolin
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99	Press Release